Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Left Behind Games Inc. a Washington corporation (the “Company”) on Form 10-QSB/A for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”) I,  James B. Frakes, Chief Financial Officer (Principal Financial Officer) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

a.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

b.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James B. Frakes
James B. Frakes, Chief Financial Officer
(Principal Financial Officer)

Dated:  November 27, 2007